                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

            To Tender Shares of Common Stock and Associated Rights

                                      of

                       American Freightways Corporation

                       Pursuant to the Offer to Purchase
                            dated November 20, 2000

                                      of
                                   FDX, Inc.

                         a wholly-owned subsidiary of
                               FedEx Corporation


 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON THURSDAY, DECEMBER 21, 2000, UNLESS THE OFFER IS
                                  EXTENDED.


                       The Depositary for the Offer is:

                         EquiServe Trust Company, N.A.

            By Mail:                     By Overnight Courier:                      By Hand:
  EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.       EquiServe Trust Company, N.A.
          P.O. Box 9573               Attention: Corporate Actions    c/o Securities Transfer & Reporting
            Boston, MA                    40 Campanelli Drive                   Services, Inc.
            02205-9573                       Braintree, MA               100 Williams Street--Galleria
                                                 02184                           New York, NY
                                                                                     10038

                          For Information Telephone:
                                (800) 633-4236

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase.

                        DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) and
            Shares tendered appear(s)                         Shares Tendered
             on Share certificate(s))              (Attach additional list if necessary)
----------------------------------------------------------------------------------------
                                            Total Number of
                                                Shares           Number of
                            Certificate     Represented by        Shares
                            Number(s)*      Certificate(s)*     Tendered**
                                        ----------------------------------

                         -------------------------------------------------

                         -------------------------------------------------

                         -------------------------------------------------

                         -------------------------------------------------

                         -------------------------------------------------
                           Total Shares
--------------------------------------------------------------------------

  * Need not be completed by shareholders tendering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

   Holders of outstanding shares of Common Stock, par value $.01 per share, and associated rights (the "Shares"), of American Freightways Corporation, whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

Lost Certificates

[_]I have lost my certificate(s) that represented         shares of Common
   Stock and require assistance in obtaining replacement certificate. I understand that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9.)

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
  TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution _______________________________________________

 Account Number ______________________________________________________________

 Transaction Code Number _____________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
  GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
  FOLLOWING:

 Name(s) of Tendering Shareholder(s) _________________________________________

 Date of Execution of Notice of Guaranteed Delivery __________________________

 Name of Institution which Guaranteed Delivery _______________________________

 If delivery is by book-entry transfer: ______________________________________

 Name of Tendering Institution _______________________________________________

 Account Number ______________________________________________________________

 Transaction Code Number _____________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to FDX, Inc. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of FedEx Corporation, a Delaware corporation, the above-described shares of Common Stock, par value $.01 per share, and associated rights (the "Shares"), of American Freightways Corporation, an Arkansas corporation (the "Company"), pursuant to the Purchaser's offer to purchase up to 50.1% of the outstanding Shares at $28.13 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 20, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). We reserve the right to transfer or assign, in whole or from time to time in part, to one or more of our affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

   Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

   The undersigned understands that if more than 50.1% of the Shares are validly tendered and not withdrawn prior to the expiration date of the Offer, Purchaser will accept for payment and pay for only 50.1% of the Shares on a pro rata basis (with appropriate adjustment to avoid purchase of fractional Shares) based on the number of Shares properly tendered by each shareholder prior to the expiration date of the Offer.

   The undersigned hereby irrevocably appoints Alan B. Graf, Jr., George W. Hearn and Kenneth R. Masterson, individually, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.



      SPECIAL PAYMENT INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
      (See Instructions 6 and 7)               (See Instructions 6 and 7)


  To be completed ONLY if the check        To be completed ONLY if the check
 for the purchase price of Shares         for the purchase price of Shares
 purchased (less the amount of any        purchased (less the amount of any
 federal income and backup                federal income and backup
 withholding tax required to be           withholding tax required to be
 withheld) or certificates for            withheld) or certificates for
 Shares not tendered or not               Shares not tendered or not
 purchased are to be issued in the        purchased are to be mailed to
 name of someone other than the           someone other than the undersigned
 undersigned.                             or to the undersigned at an address
                                          other than that shown below the
                                          undersigned's signature(s).

 Mail: [_] check

       [_] certificates to:               Mail: [_] check

                                                [_] certificates to:
 Name:
      -------------------------------
            (Please Print)                Name:
                                               -------------------------------
                                                     (Please Print)

 Address:                                 Address:
         ----------------------------             ----------------------------


 ------------------------------------     ------------------------------------
                             Zip Code                                 Zip Code

 ------------------------------------     ------------------------------------
    (Taxpayer Identification No.)

                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)
 ____________________________________________________
 ____________________________________________________
                Signature(s) of Owners
 Dated:  _________________ , 20__

 Name(s)_____________________________________________
 ____________________________________________________
                    (Please Print)

 Capacity (full title)_______________________________

 Address_____________________________________________

 ____________________________________________________
                  (Include Zip Code)

 Area Code and Telephone Number _____________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           Guarantee of Signature(s)
                    (If required; see Instructions 1 and 5)

 Name of Firm _______________________________________

 Authorized Signature _______________________________

 Dated:   ________________, 20__




    (right arrow)                                                  (left arrow)

-------------------------------------------------------------------------------
                        Part I--TAXPAYER               Social Security Number
                        IDENTIFICATION NO.--FOR ALL              OR
                        ACCOUNTS.

 SUBSTITUTE                                            Employee Identification
                                                               Number
                                                       ------------------------
                        -------------------------------------------------------
 Form W-9               Enter your taxpayer identification
 Department of the      number in the appropriate box. For
 Treasury               most individuals and sole
 Internal               proprietors, this is your Social            Part II
 Revenue Service        Security Number. For other entities,
                        it is your Employer Identification       For Payees
                        Number. If you do not have a number,     Exempt From
                        see "How to Obtain a TIN" in the        Backup With-
 Payer's Request for    enclosed Guidelines Note: If the        holding (see
 Taxpayer               account is in more than one name, see     enclosed
 Identification No.     the chart on page 2 of the enclosed      Guidelines)
                        Guidelines to determine what number
                        to enter.                              ---------------
--------------------------------------------------------------------------------

 Certification--Under penalties of perjury, I certify that:

 (1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

 (2)I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

 (3)Any information provided on this form is true, correct and complete.

-------------------------------------------------------------------------------

 Signature _______________________________________   Dated ____________, 20

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in
Section 4 of the Offer to Purchase.

   The method of delivery of Shares and all other required documents is at the option and risk of the tendering shareholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

   6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

   7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

   8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (800) 633-4236. The Depositary will provide such holder will all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed.

   10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.


                        (DO NOT WRITE IN SPACES BELOW)

-------------------------------------------------------------------------------

 Date Received ----------- Accepted By ---------- Checked By ------------------

-------------------------------------------------------------------------------

                                     Amount
   Shares     Shares   Shares  Check   of    Shares  Certificate
Surrendered  Tendered Accepted  No.  Check  Returned     No.     Block No.
-----------  -------- -------- ----- ------ -------- ----------- ---------
                                        Gr ----

                                       Net ----


-------------------------------------------------------------------------------

 Delivery Prepared By --------- Checked By -------- Date ----------------------

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022

                        Email: information@morrowco.com

                          Call Collect (212) 754-8000
             Banks and Brokerage Firms, Please Call (800) 654-2468

                    Shareholders Please Call: (800) 607-0088

                      The Dealer Manager for the Offer is:

                              Merrill Lynch & Co.
                          Four World Financial Center
                            New York, New York 10080

                          Call collect: (212) 236-3790

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  Guidelines for Determining the Proper Identification Number for the Payee
(You) to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

-------------------------------------------

                            Give the
                            SOCIAL SECURITY
For this type of account:   number of--
--------------------------------------------
1. The individual           The individual
2. Two or more individuals  The actual owner
   (joint or, account)      of the account
                            if combined
                            funds, the first
                            individual on
                            the account(1)
3. Custodian account of a   The Minor(2)
   minor (Uniform Gift to
   Minors Act)
4.a. The usual revocable    The grantor-
     savings trust account  trustee(1)
     (grantor is also
     trustee)
b. So called trust account  The actual
   that is not a legal or   owner(1)
   valid trust under state
   law
5. Sole proprietorship      The owner(3)
--------------------------------------------

-------------------------------------------

                            Give the
                            EMPLOYER
                            IDENTIFICATION
For this type of account:   number of--
-------------------------------------------
6. A valid trust, estate,   The legal
   or pension trust         entity(4)
7. Corporate                The corporation
8. Association, club,       The organization
   religious, The
   organization
   charitable,
   educational, or other
   tax-exempt organization
   account
9. Partnership              The partnership
10. A broker or registered  The broker or
    nominee                 nominee
11. Account with the        The public
    Department of           entity
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
-------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2
Obtaining a Number
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:
 . An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(2), if the account satisfies the requirements of Section 401(f)(7).
 . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
 . An international organization or any agency or instrumentality thereof.
 . A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
 . A corporation.
 . A financial institution.
 . A dealer in securities or commodities required to register in the United
   States, the District of Columbia, or a possession of the United States.
 . A real estate investment trust.
 . A common trust fund operated by a bank under Section 584(a).
 . An entity registered at all times during the tax year under the Investment
   Company Act of 1940.
 . A middleman known in the investment community as a nominee or custodian.
 . A futures commission merchant registered with the Commodity Futures
   Trading Commission.
 . A foreign central bank of issue.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
 . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
   States and that have at least one nonresident alien partner.
 . Payments of patronage dividends not paid in money.
 . Payments made by certain foreign organizations.
 . Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under
   Section 852).
 . Payments described in Section 6049(b)(5) to nonresident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
 . Mortgage interest paid to you.
Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.
Privacy Act Notice.--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1)Failure to Furnish Taxpayer identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect To Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.